                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): JULY 21, 2005


                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                           0-20421              84-1288730
(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)


                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On July 21, 2005, Liberty Media Corporation ("Liberty") completed the spin off (the "Spin Off") of its wholly-owned subsidiary, Discovery Holding Company ("DHC"), to its shareholders. At the time of the Spin Off, DHC assets were comprised of Liberty's 100% ownership interest in Ascent Media Group, LLC, Liberty's 50% ownership interest in Discovery Communications, Inc. and $200 million in cash. In connection with the Spin Off, holders of record of Liberty common stock on July 15, 2005 (the "Record Date") received 0.10 of a share of DHC Series A common stock for each share of Liberty Series A common stock owned at 5:00 pm New York City time on the Record Date and 0.10 of a share of DHC Series B common stock for each share of Liberty Series B common stock owned at 5:00 pm New York City time on the Record Date. The Spin Off is intended to qualify as a tax-free spin off. As a result of the Spin Off, the financial statement balances and accounts of DHC are no longer included in the financial statements of Liberty. No gain or loss was recognized by Liberty in connection with the Spin Off due to the pro rata nature of the distribution.

     In anticipation of the Spin Off, Liberty made certain changes to the presentation of its operating segments included in its 2005 Quarterly Reports on Form 10-Q. The purpose of this Form 8-K is to update Liberty's operating segment disclosure and Management's Discussion and Analysis of Financial Condition and results of Operations ("MD&A") that originally appeared in Liberty's December 31, 2004 Annual Report on Form 10-K to reflect these presentation changes. In addition, Liberty's financial statements as of December 31, 2004 and 2003 and for the three years then ended (the "2004 Financial Statements"), included in its Annual Report on Form 10-K, and its financial statements as of (1) March 31, 2005 and for the three months then ended, (2) June 30, 2005 and for the six months then ended and (3) September 30, 2005 and for the nine months then ended (collectively, the "2005 Financial Statements") included in its Quarterly Reports on Form 10-Q may be incorporated by reference into certain registration statements filed by Liberty in the future. Accordingly, Liberty is revising its 2004 Financial Statements and 2005 Financial Statements to retroactively present DHC as a discontinued operation and to reclassify cash flows from discontinued operations. The revised financial statements and MD& A are filed herewith under Item 8.01 as Exhibits 99.1, 99.2, 99.3 and 99.4.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          23       Consent of KPMG LLP

          99.1     December 31, 2004 MD&A of Liberty

          99.2 Consolidated financial statements of Liberty as of December 31, 2004 and 2003 and for the three years then ended.

          99.3 Condensed consolidated financial statements of Liberty for the quarter ended March 31, 2005.

          99.4 Condensed consolidated financial statements of Liberty for the quarter ended June 30, 2005.

          99.5 Condensed consolidated financial statements of Liberty for the quarter ended September 30, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ CHRISTOPHER W. SHEAN
                                            ------------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                   and Controller

                                  EXHIBIT INDEX

EXHIBIT NO.       NAME
23              Consent of KPMG LLP

99.1            December 31, 2004 MD&A of Liberty

99.2            Consolidated financial statements of Liberty as of December 31, 2004 and 2003 and for the three years then ended.

99.3 Condensed consolidated financial statements of Liberty for the quarter ended March 31, 2005.

99.4 Condensed consolidated financial statements of Liberty for the quarter ended June 30, 2005.

99.5 Condensed consolidated financial statements of Liberty for the quarter ended September 30, 2005.
